Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-KSB of GoFish Corporation, a Nevada corporation (the “Company”), for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lennox L. Vernon, Chief Accounting Officer and Director of Operations of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2008
/s/ Lennox L. Vernon
Lennox L. Vernon
Chief Accounting Officer and
Director of Operations